Related Party Transaction	12 Months Ended
Jun. 30, 2023
Related Party Transaction [Abstract]
Related Party Transaction

Note 6 – Related Party Transaction

Other payables – related parties

During the years ended June 30, 2022 and 2021, the Company has an office rental agreement with Ace United International Limited, which is a company wholly owned by the Company’s Founder and CEO. The Company has paid a monthly rent of $4,103 and the terms of the agreement are renewed on an annual basis. The rental agreement was terminated in December 2021. The rental payment is expensed as incurred. During the year ended June 30, 2023, 2022 and 2021, the rental expenses were nil and $24,615 and $49,230, respectively. The balance due to Ace United International Limited was nil as of June 30, 2023 and 2022.

During the years ended June 30, 2023 and 2022, other payables – related parties represent reimbursement from related parties and the Company’s executive management, Mr. Chung, Mr. Au and Mr. Lee for out-of-pocket expenses incurred for business purposes. The balances due to Mr. Chung, Mr. Au and Mr. Lee was approximately $1,476, $5,512 and nil respectively as of June 30, 2023 and nil, $2,994 and $2,094 respectively as of June 30, 2022.

During the years ended June 30, 2023 and 2022, the expenses paid for TCM formulae and materials for product development to Regeneration Company Limited, a related company, were approximately $0.6 million and $0.3 million, respectively. The balance due to Regeneration Company Limited was $1,506 and $10,561 respectively as of June 30, 2023 and 2022.

During the year ended June 30, 2023, the expenses paid for services fee for research support to Regencell Bioscience Asia Sdn. Bhd., a related company, were approximately $0.03 million. The balance due to Regencell Bioscience Asia Sdn. Bhd., was $2,076 as of June 30, 2023.

Convertible note payable – related party

On February 2, 2021, a loan extension agreement was entered by Mr. Yat-Gai Au and Regencell Bioscience Limited, pursuant to which Mr. Yat-Gai Au agreed to provide up to $3 million in the form of loans or to make payments on behalf of the Company during the period from January 1, 2021 to June 30, 2022 to support its operations and research activities for the period from January 1, 2021 through June 30, 2022 and to further extend the maturity date of the existing loans from June 30, 2021 to December 31, 2022.

On March 18, 2021, a supplemental loan agreement was entered by and between Regencell Bioscience Limited and Mr. Yat-Gai Au, pursuant to which Mr. Yat-Gai Au will convert the amount of his $3.25 million of the outstanding shareholder loans upon the receipt of a convertible promissory note (the “Note”) issued by the Company in the principal amount of $3,250,000. On July 20, 2021, the note was automatically converted to 342,105 Ordinary Shares at a price of $9.50 per share. The remaining balance of $431,969 was settled with IPO proceeds in August 2021.

As of June 30, 2023, and 2022, the Company has no outstanding Shareholder Loans from the Founder and CEO. The amounts borrowed were non-interest bearing and due on-demand.